POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 28, 2014, TO THE PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Buyback Achievers™ Portfolio

PowerShares Dividend Achievers™ Portfolio

PowerShares Financial Preferred Portfolio

PowerShares High Yield Equity Dividend Achievers™ Portfolio

PowerShares International Dividend Achievers™ Portfolio

Effective March 31, 2014, the methodology of the Wells Fargo® Hybrid & Preferred Securities Financial Index, the underlying index of the PowerShares Financial Preferred Portfolio (the “Underlying Index”), will change. Accordingly, on that date, the Prospectus is revised as follows:

On page 9, the section titled “PowerShares Financial Preferred Portfolio—Summary Information—Principal Investment Strategies” is deleted and replaced with the following:

The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Underlying Index. The Underlying Index is a market capitalization weighted index designed to track the performance of preferred securities traded in the U.S. market by financial institutions. The Underlying Index is composed of preferred securities with either fixed or floating rate dividends issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is junior to most forms of debt, including senior and subordinated debt.

The Underlying Index may include fixed or variable rate securities, meaning that dividends may be paid either on a fixed rate or a variable rate percentage of the fixed par value at which the preferred stock is issued. Variable rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

On page 10, the following section is added immediately following the section titled “PowerShares Financial Preferred Portfolio—Summary Information—Principal Risks of Investing in the Fund—Preferred Securities Risk”:

Variable- and Floating-Rate Securities Risk. Variable- and floating-rate securities may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

On page 19, the first sentence of the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies— Wells Fargo® Hybrid & Preferred Securities Financial Index” is deleted and replaced with the following:

The Underlying Index attempts to portray a cross-section of the universe of preferred securities issued by financial institutions listed on the NYSE, NYSE MKT or NASDAQ and that meet certain criteria.

On page 20, the subsections (h) and (i) of the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies— Wells Fargo® Hybrid & Preferred Securities Financial Index” are deleted and replaced with the following:

(h)	Fixed or floating rate dividends/coupons that are “qualified dividend income” eligible.

(i)	Liquidity requirements. Constituent securities representing at least 90% of the market value of the Underlying Index must have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. New issue securities listed on an applicable securities exchange for less than six months must have a minimum monthly trading volume of at least 250,000 trading units during each month following the date on which the securities were listed. Trading volume for any period less than one month shall be pro-rated for each day based on daily trading volume. If securities representing 90% of the market value of the Underlying Index do not meet the liquidity requirements set forth above, the Underlying Index will be rebalanced by removing the least liquid securities from the Underlying Index until the 90% liquidity requirement is satisfied. Underlying Index liquidity will be tested and rebalancing will occur on each monthly rebalancing date.

On page 22, the following section is added immediately following the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds—Preferred Securities Risk”:

Variable- and Floating-Rate Securities Risk

PowerShares Financial Preferred Portfolio’s investment in variable- and floating-rate securities may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

Please Retain This Supplement For Future Reference.

P-PS-PRO-1 SUP-3 022814